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                                                                   EXHIBIT 10.61

             THIRD AMENDMENT TO AGENTED LOAN AND SECURITY AGREEMENT
                          DATED APRIL 30, 1998 BETWEEN
                             POLYMEDICA CORPORATION,
                          LIBERTY MEDICAL SUPPLY, INC.,
                          POLYMEDICA HEALTHCARE, INC.,
                           POLYMEDICA SECURITIES, INC.
                                       AND
                                BANKBOSTON, N.A.


         This Third Amendment to Agented Loan and Security Agreement (hereinafter, the "Amendment") is made as of June 29, 1999 by and among POLYMEDICA CORPORATION, LIBERTY MEDICAL SUPPLY, INC., POLYMEDICA HEALTHCARE, INC., and POLYMEDICA SECURITIES, INC., (hereinafter, individually and collectively, the "Principal Borrowers") and BANKBOSTON, N.A., a national banking association with its principal place of business at 100 Federal Street, Boston, Massachusetts (hereinafter, the "Lender"), in consideration of the mutual covenants contained herein and the benefits to be derived herefrom. Unless otherwise specified herein, all capitalized terms shall have the same meaning as set forth in the Loan Agreement (as defined hereinbelow).

                              W I T N E S S E T H:

         WHEREAS, the Principal Borrowers executed and delivered to the Lender a certain Agented Loan and Security Agreement dated April 30, 1998, as amended by a certain Waiver of Default and Amendment dated as of November 30, 1998, and a certain Second Amendment to Agented Loan and Security Agreement dated March 12, 1999, (hereinbefore and hereinafter, as amended, the "Loan Agreement") pursuant to which, among other things, the Lender extended in favor of the Principal Borrowers a Revolving Credit in the current maximum principal amount of $10,000,000.00; and

         WHEREAS, the Principal Borrowers have requested that the Lender amend the Loan Agreement to revise Section 1 of Exhibit 9-8; and

         WHEREAS, the Lender has indicated its willingness to do so, BUT ONLY on the terms and conditions contained in this Amendment; and

         WHEREAS, the Principal Borrowers have determined that this Amendment is in each of the Principal Borrower's best interest.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. The Principal Borrowers hereby certify to the Lender that, to the best of each of the Principal Borrower's knowledge and belief after due inquiry, the representations and warranties contained in the Loan Agreement, as modified by this Amendment, are true as of the date hereof (except those of which relate to a specific date, or to the

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              extent such have become inaccurate due to transactions permitted under the Loan Agreement) and that no Event of Default under the Loan Agreement or any document executed in connection therewith has occurred and is continuing.

         2. The Principal Borrowers acknowledge and agree that the none of the Principal Borrowers have any offsets, defenses, claims or counterclaims against the Lender with respect to the Loan Agreement, this Amendment or any other document, instrument or agreement executed and delivered by the Principal Borrowers to the Lender in connection therewith and, to the extent that any of the Principal Borrowers have any such offsets, defenses, claims or counterclaims, the Principal Borrowers hereby affirmatively WAIVE any such offsets, defenses, claims or counterclaims and specifically RELEASE the Lender for any such liability on account thereof.

         3.   Exhibit 9-8 of the Loan Agreement is hereby amended by deleting
              Section 1 thereof in its entirety and substituting the following therefor:

              "1.  (a)  The Principal Borrowers, in the aggregate, shall at all times maintain net income (as defined in accordance with GAAP) of $1.00 per fiscal quarter commencing as of the fiscal quarter ending June 30, 1999.

                   (b) Liberty and Securities, singly, shall each at all times maintain net income (as defined in accordance with GAAP) of $1.00 per fiscal quarter commencing as of the fiscal quarter ending June 30, 1999.

                   (c) Healthcare shall at no time suffer a net loss (as defined in accordance with GAAP) in excess of $250,000.00 per fiscal quarter commencing as of the fiscal quarter ending June 30, 1999."

         4. This Amendment and all other documents, instruments or agreements executed in connection herewith incorporate all discussions and negotiations between the Principal Borrowers and the Lender, either expressed or implied, concerning the matters included herein, any statute, custom, or usage to the contrary notwithstanding. No such discussions or negotiations shall limit, modify or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Amendment or the Loan Agreement or any provision under any other agreement, document or instrument between the Principal Borrowers and the Lender shall be effective unless executed in writing by the party to be charged with such modification, amendment or waiver, and if such party be the Lender, then by a duly authorized officer thereof.

         5. Except as specifically modified herein, the Loan Agreement shall remain in full force and effect as originally written and the Principal Borrowers hereby ratify and confirm all terms and conditions contained therein and further ratify and reaffirm all representations and warranties made therein as of the date hereof.

         6. This Amendment shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts and shall take effect as a sealed instrument.


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         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the date first written above.

                                          POLYMEDICA CORPORATION


                                          By: /s/ Eric G. Walters
                                          --------------------------------------
                                          Title: CFO and Treasurer


                                          LIBERTY MEDICAL SUPPLY, INC.


                                          By: /s/ Steven J. Lee
                                          --------------------------------------
                                          Title: Treasurer


                                          POLYMEDICA HEALTHCARE, INC.



                                          By: /s/ Eric G. Walters
                                          --------------------------------------
                                          Title: Treasurer and Secretary


                                          POLYMEDICA SECURITIES, INC.


                                          By: /s/ Eric G. Walters
                                          --------------------------------------
                                          Title: Treasurer and Clerk


BANKBOSTON, N.A.


By: /s/ Jeffrey G. Millman
------------------------------------------
Name:  Jeffrey G. Millman
Title: Vice President


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